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                      THE AMERICAN SEPARATE ACCOUNT NO. 2

                  SUPPLEMENTS TO PROSPECTUS DATED MAY 1, 1995

All references in the Prospectus to Mitchell Hutchins Institutional Investors Inc. ("Mitchell Hutchins") and C.J. Lawrence/Deutsche Bank Securities Corporation ("C.J. Lawrence") are deleted as of the dates noted below. Mutual of America Capital Management Corporation, the Adviser to the Mutual of America Investment Corporation (the "Corporation"), assumed on July 14, 1995 responsibility for the management of the portion of the All America Fund previously advised by Mitchell Hutchins and will assume on October 1, 1995 the management responsibility for the Aggressive Growth Portfolio of the Aggressive Equity Fund, previously advised by C.J. Lawrence.
                                                              September 22, 1995

The discussion in the Prospectus under "Charges--Portfolio Company Expenses" regarding the Calvert Responsibly Invested Balanced Portfolio (the "Portfolio") is supplemented as set forth below. Under the Contracts, Participants may allocate account values to the Calvert Responsibly Invested Balanced Fund of the Separate Account, which invests in shares of the Portfolio.

Calvert Asset Management Company, Inc., the Adviser to the Portfolio, has notified American Life that it anticipates annual expenses of the Portfolio for 1995 will exceed .85% of average net assets. Expenses constituted 0.80% of the average net assets of the Portfolio for 1994 and .93% of the average net assets of the Portfolio for the first six months of 1995.
                                                                 August 28, 1995